UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 13, 2022

LAREDO PETROLEUM, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 13, 2022, Laredo Petroleum, Inc. (the “Company”) entered into the Eighth Amendment (the “Eighth Amendment”) to the Fifth Amended and Restated Credit Agreement (as amended, the “Senior Secured Credit Facility”) among the Company, as borrower, Wells Fargo, as administrative agent, the Guarantors and the bank signatory thereto. The Eighth Amendment, among other things, (i) increases the borrowing base from $1.0 billion to $1.25 billion and the aggregate elected commitment from $725 million to $1.0 billion, (ii) increases, from closing through December 31, 2022, the $50 million bond buyback and distributions baskets to $250 million, subject to certain conditions, (iii) adds an energy transition and technology commercialization investment basket of $25 million, subject to certain conditions, (iv) allows for the designation of Unrestricted Subsidiaries and (v) amends certain other provisions relating to certain commercial agreements and the administration of the Loans, in each case, subject to the terms of the Eighth Amendment and the Amended Credit Facility.

All capitalized terms above that are not defined elsewhere have the meanings ascribed to them in the Eighth Amendment or the Senior Secured Credit Facility, as applicable. The foregoing description of the Eighth Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Eighth Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Eighth Amendment is hereby incorporated herein by reference. A copy of the Eighth Amendment is attached hereto as Exhibit 10.1 and incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1	Eighth Amendment to the Fifth Amended and Restated Credit Agreement, dated as of April 13, 2022, among Laredo Petroleum, Inc., as borrower, Wells Fargo Bank, N.A., as administrative agent, Laredo Midstream Services, LLC and Garden City Minerals, LLC, as guarantors and the banks signatory thereto.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: April 19, 2022	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer

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